UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. )
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 14, 2011
Cole Corporate Income Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	333-166447	27-2431980

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona	85016

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 778-8700
None
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cole Corporate Income Trust, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed on July 1, 2011 to provide the required financial information relating to the Company’s acquisition of a single-tenant office building located in San Antonio, Texas (the “Medtronic Property”), as described in such Current Report.

Page

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of the Property Acquired

Summary Financial Data Medtronic, Inc.	3

(b) Pro Forma Financial Information

Pro Forma Condensed Consolidated Unaudited Statement of Operations for the Six Months Ended June 30, 2011	4

Pro Forma Condensed Consolidated Unaudited Statement of Operations for the Period from April 6, 2010 (Date of Inception) to December 31, 2010	5

Notes to Pro Forma Condensed Consolidated Unaudited Statements of Operations	6

(c) Shell Company Transactions

None

(d) Exhibits

None

Summary Financial Data
Medtronic, Inc.
On June 30, 2011, the Company acquired the Medtronic Property from Series C, LLC, an affiliate of the Company’s advisor, for $32.85 million, exclusive of closing costs. The property is an approximately 145,025 square foot single-tenant office building located in San Antonio, Texas. The Medtronic Property was built in 2008 and is 100% leased to Minimed Distribution Corp., a wholly-owned subsidiary of Medtronic, Inc., which guarantees the lease.
In evaluating the Medtronic Property as a potential acquisition and determining the appropriate amount of consideration to be paid, the Company considered a variety of factors, including the condition and financial performance of the property; the terms of the existing lease and the creditworthiness of the tenant ; property location, visibility and access; age of the property, physical condition and curb appeal; neighboring property uses; local market conditions, including vacancy rates; area demographics, including trade area population and average household income; and neighborhood growth patterns and economic conditions. After reasonable inquiry, the Company is not aware of any material factors relating to the Medtronic Property that would cause the reported financial information not to be indicative of future operating results.
Because the Medtronic Property is 100% leased to a single tenant on a long-term basis under a net lease whereby substantially all of the operating costs are the responsibility of the tenant, the Company believes that the financial condition and results of operations of the tenant are more relevant to investors than the financial statements of the Medtronic Property, and enable investors to evaluate the creditworthiness of the lessee. Additionally, because the Medtronic Property is subject to a net lease, the historical property financial statements provide limited information other than rental income. As a result, pursuant to the guidance provided by the Securities and Exchange Commission (“SEC”), the Company is not providing audited financial statements of the Medtronic Property, and is providing summarized consolidated financial information of Medtronic, Inc. as the parent company of the tenant and guarantor of the lease of the acquired property.
The following summary consolidated financial data regarding Medtronic, Inc. is derived from its consolidated financial statements for the fiscal years ended April 29, 2011, April 30, 2010 and April 24, 2009, respectively, and its condensed consolidated unaudited financial statements for the quarter ended July 29, 2011 (dollar amounts in millions):

	For the Three
	Months Ended	For the Fiscal Year Ended
	July 29, 2011	April 29, 2011	April 30, 2010	April 24, 2009
Consolidated Statements of Operations:
Net sales	$4,049	$15,993	$15,817	$14,599
Earnings before income taxes	1,022	3,723	3,969	2,440
Net earnings	821	3,096	3,099	2,070

	As of	As of the Fiscal Year Ended
	July 29, 2011	April 29, 2011	April 30, 2010	April 24, 2009
Consolidated Balance Sheets:
Total assets	$31,091	$30,424	$28,090	$23,588
Long-term debt	8,195	8,112	6,944	6,253
Stockholders’ equity	16,340	15,968	14,629	13,182
For more detailed financial information regarding Medtronic, Inc., please refer to its financial statements and other public filings, which are publicly available on the SEC’s web site, http://www.sec.gov.

Cole Corporate Income Trust, Inc.
Pro Forma Condensed Consolidated Unaudited Statement of Operations
For the Six Months Ended June 30, 2011
The following Pro Forma Condensed Consolidated Unaudited Statement of Operations for the six months ended June 30, 2011 is presented as if the Company had acquired the Medtronic Property on April 6, 2010 (Date of Inception).
This Pro Forma Condensed Consolidated Unaudited Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for its quarter ended June 30, 2011, included in the Company’s Quarterly Report on Form 10-Q filed on August 12, 2011. This Pro Forma Condensed Consolidated Unaudited Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company acquired the Medtronic Property on April 6, 2010 (Date of Inception), nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Unaudited Statement of Operations only includes the Medtronic Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Six Months	Acquisition		Pro Forma for the
	Ended June 30, 2011 As	Pro Forma		Six Months Ended
	Reported	Adjustments		June 30, 2011
	(unaudited)	(unaudited)		(unaudited)
	(a)
Revenues:
Rental and other property income	$8,134	$1,455,956	(b)	$1,464,090
Tenant reimbursement income	1,253	225,491	(c)	226,744

Total revenues	9,387	1,681,447		1,690,834

Expenses:
General and administrative expenses	114,508	—		114,508
Property operating expenses	1,253	238,760	(d)	240,013
Advisory fee	—	123,188	(e)	123,188
Acquisition related expenses	718,839	(718,839)	(f)	—
Depreciation	2,274	407,047	(g)	409,321
Amortization	1,024	183,205	(g)	184,229

Total operating expenses	837,898	233,361		1,071,259

Operating (loss) income	(828,511)	1,448,086		619,575

Other expense:
Interest and other income	108	—		108
Interest expense	(4,708)	(436,008	)(h)	(440,716)

Total other expense	(4,600)	(436,008)		(440,608)

Net (loss) income	$(833,111)	$1,012,078		$178,967

Weighted average number of common shares outstanding:
Basic and diluted	26,286	248,439	(i)	274,725

Net (loss) income per common share:
Basic and diluted	$(31.69)			$0.65

See the accompanying Notes to Pro Forma Condensed Consolidated Unaudited Statements of Operations.

Cole Corporate Income Trust, Inc.
Pro Forma Condensed Consolidated Unaudited Statement of Operations
for the Period from April 6, 2010 (Date of Inception) to December 31, 2010
The following Pro Forma Condensed Consolidated Unaudited Statement of Operations for the period from April 6, 2010 (Date of Inception) to December 31, 2010 is presented as if the Company had acquired the Medtronic Property on April 6, 2010 (Date of Inception).
This Pro Forma Condensed Consolidated Unaudited Statement of Operations should be read in conjunction with the Company’s historical financial statements and notes thereto for the quarter ended June 30, 2011, included in the Company’s Quarterly Report on Form 10-Q filed on August 12, 2011. This Pro Forma Condensed Consolidated Unaudited Statement of Operations is not necessarily indicative of what actual results of operations would have been had the Company acquired the Medtronic Property on April 6, 2010 (Date of Inception), nor does it purport to represent its future operations. This Pro Forma Condensed Consolidated Unaudited Statement of Operations only includes the Medtronic Property, which is considered to be a significant property acquisition pursuant to SEC Rule 3-14 of Regulation S-X.

	For the Period from			Pro Forma for the
	April 6, 2010 (Date of			Period from April 6,
	Inception) to	Acquisition		2010 (Date of
	December 31, 2010 As	Pro Forma		Inception) to
	Reported	Adjustments		December 31, 2010
	(unaudited)	(unaudited)		(unaudited)
	(a)
Revenues:
Rental and other property income	$—	$2,175,913	(b)	$2,175,913
Tenant reimbursement income	—	336,984	(c)	336,984

Total revenues	—	2,512,897		2,512,897

Expenses:
General and administrative expenses	—	170,180	(d)	170,180
Property operating expenses	—	357,791	(e)	357,791
Advisory fee	—	58,531	(f)	58,531
Acquisition related expenses	—	718,839	(g)	718,839
Depreciation	—	608,328	(h)	608,328
Amortization	—	273,799	(h)	273,799

Total operating expenses	—	2,187,468		2,187,468

Operating income	—	325,429		325,429

Other expense:
Interest and other income	—
Interest expense	—	(1,025,373	)(i)	(1,025,373)

Total other expense	—	(1,025,373)		(1,025,373)

Net loss	$—	$(699,944)		$(699,944)

Weighted average number of common shares outstanding:
Basic and diluted	—	274,725	(j)	274,725

Net loss per common share:
Basic and diluted	$—			$(2.55)

See the accompanying Notes to Pro Forma Condensed Consolidated Unaudited Statements of Operations.

Cole Corporate Income Trust, Inc.
Notes to Pro Forma Condensed Consolidated Unaudited Statements of Operations
Notes to Pro Forma Condensed Consolidated Unaudited Statement of Operations for the Six Months Ended June 30, 2011
a.	Reflects the Company’s historical results of operations for the six months ended June 30, 2011.

b.	Represents the straight-line rental revenue and amortization of the below market lease in accordance with the lease agreement for the Medtronic Property.

c.	Reflects the Company’s estimate of the tenant reimbursement income for the Medtronic Property based on historical operating results of the property.

d.	Reflects the Company’s estimate of the property operating expenses for the Medtronic Property based on historical operating results of the property.

e.	Reflects the advisory fee of $123,188, which is equal to an annual rate of 0.75% (a monthly rate of 0.0625%) of the aggregate asset value of the Medtronic Property, that would have been payable to the Company’s advisor.

f.	Represents the removal of acquisition related expenses, as these expenses would have been incurred when the Medtronic Property was acquired, which for purposes of this pro forma calculation is assumed to be April 6, 2010.

g.	Represents depreciation and amortization expenses for the Medtronic Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight-line basis. The estimated useful lives of the Company’s assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term
h.	Represents interest expense associated with the debt incurred to finance the acquisition of the Medtronic Property.

i.	Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Medtronic Property, because the Company had insufficient capital on April 6, 2010 to acquire the Medtronic Property, which is included in the pro forma results of operations. The calculation assumes the common shares were issued on April 6, 2010 (Date of Inception).
Notes to Pro Forma Condensed Consolidated Unaudited Statement of Operations for the Period From April 6, 2010 (Date of Inception) to December 31, 2010
a.	Reflects the Company’s historical results of operations for the year ended December 31, 2010.

b.	Represents the straight-line rental revenue and amortization of the below market lease in accordance with the lease agreement for the Medtronic Property.

c.	Reflects the Company’s estimate of the tenant reimbursement income for the Medtronic Property based on historical operating results of the property.

d.	Reflects the Company’s estimate of the general and administrative expenses for the Medtronic Property based on the Company’s historical results.

e.	Reflects the Company’s estimate of the property operating expenses for the Medtronic Property based on historical operating results of the property.

f.	Reflects the advisory fee of $58,531, which is equal to an annual rate of 0.75% (a monthly rate of 0.0625%) of the aggregate asset value of the Medtronic Property, that would have been payable to the Company’s advisor. The calculation of the advisory fee is for the period of October 6, 2010 through December 31, 2010 as the Company’s advisor has agreed to waive its right to an advisory fee during the first six months following the date the Company breaks escrow, which for purposes of this pro forma calculation is assumed to be April 6, 2010.

Cole Corporate Income Trust, Inc.
Notes to Pro Forma Condensed Consolidated Unaudited Statements of Operations (continued)
g.	Represents actual acquisition expenses incurred as a result of the acquisition of the Medtronic Property.

h.	Represents depreciation and amortization expenses for the Medtronic Property. Depreciation and amortization expenses are based on the Company’s preliminary purchase price allocation. All assets are depreciated on a straight line basis. The estimated useful lives of the Company’s assets by class are generally as follows:

Building	40 years
Tenant improvements	Lesser of useful life or lease term
Intangible lease assets	Lesser of useful life or lease term
i.	Represents interest expense associated with the debt incurred to finance the acquisition of the Medtronic Property.

j.	Represents the weighted average common shares required to generate sufficient offering proceeds to fund the purchase of the Medtronic Property, as the Company had insufficient capital on April 6, 2010 to acquire the Medtronic Property, which is included in the pro forma results of operations. The calculation assumes the common shares were issued on April 6, 2010 (Date of Inception).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2011	COLE CORPORATE INCOME TRUST, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
		Name:	D. Kirk McAllaster, Jr.
		Title:	Executive Vice President, Chief Financial Officer and Treasurer Principal Financial Officer